                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549


                                  Form 8-K


                               CURRENT REPORT

                          Pursuant to Section 13 of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) April 30, 1998

                            Owens-Illinois, Inc.
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           (Exact name of registrant as specified in its charter)


      Delaware                     1-9576                 22-2781933
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   (State or other               (Commission             (IRS Employer
   jurisdiction of                File No.)          Identification No.)
   incorporation)


      One SeaGate, Toledo, Ohio                              43666
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   (Address of principal executive offices)               (Zip code)

      Registrants' telephone number,
        including area code:                             419-247-5000




















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Item 2. Acquisition or Disposition of Assets.

On April 30, 1998, Owens-Illinois, Inc. (the "Company") completed the previously announced acquisition of the worldwide glass and plastics packaging businesses of BTR plc. The businesses acquired from BTR include ACI Glass Packaging, which has been one of the Company's technical assistance licensees for over 30 years, and Continental PET Technologies, a leading supplier of polyethylene terephthalate hot fill food and drink containers. The Company acquired these businesses by purchasing the stock of several BTR subsidiaries and by repaying or assuming indebtedness of certain of the subsidiaries pursuant to the Share Disposition Agreement dated March 1, 1998, among BTR plc, Owens-Illinois, Inc. and the Other Parties Named Therein. A copy of the Company's April 30, 1998, press release announcing the completion of the acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The total purchase price of approximately $3.6 billion cash was determined through arm's length negotiations between BTR and the Company. The Share Disposition Agreement was filed as an exhibit to the Company's Current Report on Form 8-K dated April 16, 1998, and is incorporated herein by reference. Financing for the acquisition was provided by borrowings under the Company's Second Amended and Restated Credit Agreement entered into on April 30, 1998. Lenders under the Agreement include four Agent Banks (Bankers Trust Company, Bank of America National Trust and Savings Association, The Bank of Nova Scotia and NationsBank, N.A.) and 64 other banks.

Item 7.  Financial Statements and Exhibits.

*(a)  Financial statements of business acquired.

      Audited combined financial statements of BTR Packaging (as defined in Note 1 to the financial statements) for the years ended December 31, 1995, 1996 and 1997.

      - Report of Independent Auditors - Ernst & Young
      - Combined Profit and Loss Statements
      - Combined Balance Sheets
      - Combined Statements of Cash Flows
      - Notes to and Forming Part of the Combined Financial Statements

*(b)  Unaudited pro forma financial information.

      - Pro Forma Condensed Consolidated Balance Sheet at December 31, 1997
      - Pro Forma Condensed Consolidated Statement of Results of Operations for the year ended December 31, 1997
      - Notes to Pro Forma Condensed Consolidated Financial Statements

 (c)  Exhibits.

     * 2.1 - Share Disposition Agreement dated as of 1 March 1998.
      99.1 - Owens-Illinois, Inc. press release dated April 30, 1998.

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      * - Previously filed under the Company's Current Report on Form 8-K dated April 16, 1998.
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                                SIGNATURES

      Pursuant to the requirements of the Securites Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   OWENS-ILLINOIS, INC.

                                   By   /s/  Lee A. Wesselmann
                                        ---------------------------
                                            Lee A. Wesselmann
                                        Senior Vice President and
                                         Chief Financial Officer
                                       (Principal Financial Officer)



Dated:   May 5, 1998





































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                                EXHIBIT INDEX


Exhibit
Number                             Exhibit

99.1        Owens-Illinois press release dated
            April 30, 1998